Exhibit 99.61

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
           Series 1998-21, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     413,619.15
                                                                  --------------
        (b)    Interest                                        $   3,140,781.05
                                                                  --------------
        (c)    Total                                           $   3,554,400.20
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     285,918.35
                                                                  --------------
        (b)    Interest                                        $   2,156,646.24
                                                                  --------------
        (c)    Total                                           $   2,442,564.59
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $     127,700.80
                                                                  --------------
        (b)    Interest                                        $     984,134.81
                                                                  --------------
        (c)    Total                                           $   1,111,835.61
                                                                  --------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                       $     241,470.70
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $   3,490,455.32
                                                                  --------------
        (b)    Interest                                        $      17,572.43
                                                                  --------------
        (c)    Total                                           $   3,508,027.75
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                $           0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                       $     266,116.27
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $     266,116.27
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                      $ 517,691,020.87
                                                                 ---------------

13.     Available Funds:                                       $   7,130,778.84
                                                                 ---------------

14.     Realized Losses for prior month:                       $           0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                      $         0.00
                                                                   -------------

17.      Compensating Interest Payment:                          $     2,022.13
                                                                   -------------

18.      Total interest payments:                                $ 2,719,117.35
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable         Pay-out Rate
-----      --------        -------------------      -------         ------------
R     $            0.52   $               0.00   $         0.52    % 6.240000000
PO    $            0.00   $               0.00   $         0.00    % 0.000000000
A1    $    1,740,531.25   $               0.00   $ 1,740,531.25    % 6.250000000
A2    $        4,447.92   $               0.00   $     4,447.92    % 6.250004684
A3    $      260,762.67   $               0.00   $   260,762.67    % 6.250000080
A4    $        8,125.00   $               0.00   $     8,125.00    % 6.500000000
A5    $       31,034.18   $               0.00   $    31,034.18    % 6.500000087
A6    $        7,943.05   $               0.00   $     7,943.05    % 6.019997057
A7    $        3,931.95   $               0.00   $     3,931.95    % 8.940008867
A8    $       24,272.00   $               0.00   $    24,272.00    % 6.000000000
A9    $            0.00   $               0.00   $         0.00    % 0.000000000
A10   $       63,000.00   $               0.00   $    63,000.00    % 6.500000129
A11   $            0.00   $               0.00   $         0.00    % 0.000000000
A12   $      397,135.42   $               0.00   $   397,135.42    % 6.250000052
A13   $       66,442.71   $               0.00   $    66,442.71    % 6.250000157
M     $       53,026.04   $               0.00   $    53,026.04    % 6.249999804
B1    $       21,750.00   $               0.00   $    21,750.00    % 6.250000000
B2    $       12,234.38   $               0.00   $    12,234.38    % 6.250002554
B3    $       10,875.00   $               0.00   $    10,875.00    % 6.250000000
B4    $        5,437.50   $               0.00   $     5,437.50    % 6.250000000
B5    $        8,167.76   $               0.00   $     8,167.76    % 6.249997330

20.      Principal Distribution Amount:                          $ 4,411,661.49
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $               100.00       $         0.00
        Class PO                 $                64.56       $         0.00
        Class A1                 $         3,438,962.65       $         0.00
        Class A2                 $                 0.00       $         0.00
        Class A3                 $            39,641.86       $         0.00
        Class A4                 $                 0.00       $         0.00
        Class A5                 $                 0.00       $         0.00
        Class A6                 $                 0.00       $         0.00
        Class A7                 $                 0.00       $         0.00
        Class A8                 $                 0.00       $         0.00
        Class A9                 $                 0.00       $         0.00
        Class A10                $                 0.00       $         0.00
        Class A11                $                 0.00       $         0.00
        Class A12                $           915,943.26       $         0.00
        Class A13                $                 0.00       $         0.00
        Class SUP                $                 0.00       $         0.00
        Class M                  $             8,061.18       $         0.00
        Class B1                 $             3,306.50       $         0.00
        Class B2                 $             1,859.91       $         0.00
        Class B3                 $             1,653.25       $         0.00
        Class B4                 $               826.63       $         0.00
        Class B5                 $             1,241.69       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.28
                                                                 ---------------

                                                         Accumulative
                Class        Supported Shortfall     Supported Shortfall
                -----        -------------------     -------------------
                  B1        $               0.00     $              0.00
                  B2        $               0.00     $              0.00
                  B3        $               0.00     $              0.00
                  B4        $               0.00     $              0.00
                  B5        $               0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A6                 %              6.01999706
         Class  A7                 %              8.94000887

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     42,888.72
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    333,607.64
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.899747    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.100253
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations